UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

(Date of earliest event reported):

October 15, 2013

Cardigant Medical Inc.

(Exact name of Registrant as specified in its charter)

Delaware, 333-176329, 26-4731758

(State or other jurisdiction

of incorporation) (Commission

File Number) (IRS Employer

Identification)

1500 Rosecrans Avenue, St 500

Manhattan Beach, CA 90266

(Address of principal executive office and zip code)

(310) 421-8654

(Registrant's telephone number, including area code)

Check the appropriate box bellow if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.             Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 15, 2013, Jack R. A. Mott has informed the company of his decision to resign from his position as Chief Financial Officer. Mr. Mott has served as the Company’s Chief Financial Officer since September of2012. Mr. Mott has indicated that he has no disagreements with management, and is resigning to pursue other interests. The Company will begin the process of recruiting for a replacement candidate in the coming weeks. In the interim, The Company’s Chief Executive Officer will assume the role of Chief Financial Officer until such suitable replacement is found.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardigant Medical Inc.

By: /s/ Jerett Creed

Jerett Creed

Title: President and CEO

Dated: October 18, 2013